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                                                                    Exhibit 99.1

                                  CALTON, INC.
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)


     Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1. Anthony J. Caldarone is the Chief Executive Officer of Calton, Inc. (the "Company").

2.   To the best of my knowledge:

     (A) The Company's Quarterly Report on Form 10-QSB for the quarterly period ended February 28, 2003 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     (B) The information in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  April 14, 2003

                                           /s/ Anthony J. Caldarone
                                           ------------------------
                                           Anthony J. Caldarone
                                           Chief Executive Officer